COLUMBIA FUNDS SERIES TRUST I

                           Columbia Greater China Fund
                        Columbia International Stock Fund
                                  (the "Funds")

              Supplement to the Prospectuses dated January 1, 2008


     The following is added after the last bullet in paragraph four of the section of the prospectuses entitled "Redemption Fee":

o the following retirement plan transactions: payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor and certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions.















                                                                   June 9, 2008
INT-47/154525-0608